                         Mark Meriwether
                      3046 E. Brighton Place
                    Salt Lake City, Utah 84121




John B. Bates
156 Lakeshore Drive
Harriman, TN 37748

Re: Irrevocable Proxy delivered as a condition precedent to that certain Agreement and Plan of Merger by and between Global Acquisition, Inc., a Colorado corporation ("Global Acquisition"); a wholly-owned subsidiary corporation to be formed by Global Acquisition under the laws of the State of Nevada to be named "Global Acquisition Subsidiary, Inc." ("Global Acquisition Subsidiary"); Oak Ridge Micro-Energy, Inc., a Nevada corporation ("Oak Ridge"); and the person listed in Exhibit A thereof, who is the sole owner of record of all of the outstanding securities of Oak Ridge (the "Oak Ridge Stockholder"), as provided in Section 1.13 thereof (the "Merger Agreement")

Dear Mr. Bates:

          WHEREAS, Oak Ridge has entered into an Option Agreement (the "Option") effective January 1, 2002, with UT-Battelle, LLC, a limited liability company organized and existing under the laws of the State of Tennessee, to enter into a non-exclusive Patent License Agreement to certain U.S. patents and U.S. patent applications, a copy of which is attached hereto and incorporated herein by reference as Exhibit A; and

          WHEREAS, all of the parties to the Plan are aware that substantial funding is required in order to acquire the license or licenses covered by the said Option and to develop the products so licensed, and that the sole responsibility for raising these funds shall be that of Global Acquisition; and

          WHEREAS, the parties understand that the expertise of John B. Bates, the sole director and executive officer of Oak Ridge, shall be significant in the development of any commercial or economic uses of the technology covered by the license or licenses, subject to the ability of Global Acquisition to obtain the necessary funding; and

          WHEREAS, as John B. Bates desires to maintain control over the technical development of the technology underlying the license or licenses covered by the said Option and the development the products so licensed;

          NOW, THEREFORE,

          In consideration of your completing the above referenced Merger Agreement as the President, sole director and executive officer and sole stockholder of Oak Ridge, I hereby grants to you an Irrevocable Proxy to vote the shares of common stock owned by me in Global Acquisition on all matters that relate to the technical development, manufacturing and marketing of any products covered by the UT-Battelle Option that was granted to Oak Ridge so long as my ownership in any such shares continues and while you are associated with Global Acquisition in any manner other than as a stockholder only; provided, however, that this Irrevocable Proxy shall cease with respect to any of my shares that I may sell in open market transactions under Rule 144 of the Securities and Exchange Commission or pursuant to a registration statement filed with the Securities and Exchange Commission for the public resale of any of these securities; and provided, further, that no shares of Global Acquisition that are owned by me may be sold in transactions other than pursuant to Rule 144 or a registration statement covering the public resale of these securities unless the buyer thereof agrees to be bound by this terms and provisions of this Irrevocable Proxy.


Date: 1/15/02                             /S/Mark Meriwether
                                   Mark Meriwether

                         OPTION AGREEMENT

     THIS OPTION AGREEMENT, made effective on this the 1st day of January, 2002 (the "Effective Date") by and between UT-Battelle, LLC (herein "UT-Battelle"), a limited liability company organized and existing under the laws of the State of Tennessee and having a place of business at Post Office Box 2008, Oak Ridge, Tennessee 37831-6499, and Oak Ridge Micro-Energy, Inc. (hereinafter "Optionee"), a corporation organized and existing under the laws of the State of Nevada and whose address for notices is 1345 Oak Ridge Turnpike, Oak Ridge, Tennessee 37830, both being hereinafter jointly referred to as the "Parties" or singly as "Party."

WITNESSETH:

     WHEREAS, UT-Battelle, pursuant to Contract No. DE-AC05-00OR22725 (hereinafter "Prime Contract") with the United States Government, as represented by the Department of Energy (hereinafter "DOE") has developed and/or obtained rights to Proprietary Rights, subject to the DOE retaining a nonexclusive, nontransferable, irrevocable, paid-up license for the United States Government and certain march-in rights and any other conditions of waivers granted by the DOE; and

     WHEREAS, Optionee desires to obtain an option to enter into a non exclusive Patent License Agreement to such Proprietary Rights substantially consistent with the terms and conditions of Appendix C attached hereto.

     NOW THEREFORE, in consideration of the foregoing premises, covenants, and agreements contained herein, the Parties hereto agree to be bound as follows:

     1.   Definitions
     1.1 "Proprietary Rights" shall mean the U.S. patents and U.S. patent applications listed in Appendix A attached hereto and hereby incorporated into this Option Agreement by reference including all continuations, divisions, reissues, reexaminations and temporal extensions of any of the foregoing.
     1.2 "Products" shall mean any and all Products manufactured, used, sold or transferred by Optionee covered by one or more claims of the Proprietary Rights optioned hereunder.
     1.3 "Field of Use" shall mean all fields of use for Products but shall specifically exclude Products which may be incorporated in or used in conjunction with articles int he following fields of use:
          (a)   Cellular Telephones
          (b)  Portable Computers
          (c)  Camcorders
          (d)  Cordless Power Tools
          (e)  Electric Motor Vehicles
          (f)  Toys
          UT-Battelle and Optionee agree that in the case of Cellular Telephones and Portable Computers, the above mentioned exclusion shall apply to primary power and not for on-board power in IC chips.

     2.   Option
     2.1 UT-Battele grants to Optionee for the term of this Option Agreement and any extensions thereof the right to enter into a non-exclusive patent license agreement with UT-Battelle to make, use, sell, or offer for sale the Appendix A Proprietary Rights in the Field of Use consistent with the financial terms described in Appendix C attached hereto.
     2.2 In consideration for such option, Optionee hereby agrees to pay UT-Battelle an amount in accordance with Appendix B attached hereto.
     2.3 Except as otherwise set forth herein, the parties agree that this Option Agreement shall automatically terminate on or before the close of business on December 31, 2002. The Parties agree that the amounts paid by Optionee to UT-Battelle in accordance with Appendix B shall be non-refundable.
     2.4 Optionee may, at any time on or before the close of business December 31, 2002, exercise the option described in Section 2.1, supra. To exercise its option, Optionee shall execute a non-exclusive patent license agreement consistent with the financial terms described in Appendix C while this Option Agreement remains in effect. Optionee shall provide UT-Battelle with notice that it exercised the option granted hereunder before this Option Agreement expires. For example, a fax, with originals to follow, from Optionee to UT-Battelle of an executed non-exclusive patent license as previously described which is actually received by UT-Battelle before this Option Agreement expires shall constitute adequate notice of acceptance under this Section.

     3.   Representations and Warranties
     3.1 UT-Battelle represents and warrants that Appendix A contains a complete and accurate listing of all the Proprietary Rights to be licensed and that UT-Battelle has the right to grant the rights, licenses, and privileges granted herein.

     4.   Term of Agreement and Early Termination
     4.1 Unless earlier terminated herein, the Option Agreement shall automatically terminate at the close of business on December 31, 2002.
     4.2 This Option Agreement shall terminate automatically (a) in part upon the independent extinguishment of any of the Appendix A Proprietary Rights, for any reason, however, this Option Agreement shall remain in effect relative to the surviving Appendix A Proprietary Rights; or (b) completely upon the extinguishment of all of the Appendix A Proprietary Rights, for any reason.
     4.3 Optionee shall provide notice to UT-Battelle of its intention to file a voluntary petition in bankruptcy or of another party's intention to file an involuntary petition in bankruptcy for Optionee, said notice to be received by UT-Battelle at least ten
          (10) days prior to filing such a petition. Optionee's failure to provide such notice to UT-Battelle of such intentions shall be deemed a material, pre-petition, incurable breach of this Option Agreement.
     4.4 This Option Agreement shall automatically terminate upon any attempt by Optionee to assign or otherwise transfer its interest in this Option Agreement to any other party, including but not limited to any receiver, trustee, or creditor; except that only one transfer shall be permitted to a party succeeding to substantially all of the assets of Optionee's business which relate to the subject matter of this Option Agreement, upon the written notice to UT-Battelle.
     4.5 This Option Agreement may be terminated by UT-Battelle upon any attempt by Optionee to offer Optionee's rights under this Option Agreement as collateral to a third party.
     4.6 this Option Agreement may be terminated upon the material breach by any party of any of the terms or provisions hereof or of the warranties or representations hereof.
     4.7 Any termination of this Option Agreement except termination under Sections 4.1 or 4.2 shall be effective only upon written notice from the Party alleging a right to termination to the other Party stating in complete detail the basis for termination and the other Party shall have sixty (60) days following receipt of such notice to cure any alleged violation, breach, or other act or omission alleged to justify said termination, failing which this Option Agreement shall be considered terminated.

     5.   Notices
     5.1 All notices, reports or royalty payments shall be addressed to the Parties hereto as follows:

          If to UT-Battelle
          Finance Manager-Technology Transfer          Facsimile No.
          UT-Battelle, LLC                        (865) 576-9465
          Post Office Bos 2008, MS-6499           Verify No.
          Oak Ridge, Tennessee 37831-6499         (865)576-4680

          If to Optionee:
          John B. Bates                      Telephone:
          Oak Ridge Micro-Energy, Inc.            (865)220-5458
          1345 Oak Ridge Turnpike                 Facsimile:
          Oak Ridge, Tennessee 37830              (865)220-5458

     5.2 All notices provided herein shall be in writing and shall be deemed to have been duly given when received, if delivered personally, sent by telephotocopy, or sent by First Class U.S. Mail, postage prepaid, to the party entitled thereto at its above address or at such other address as designated in writing by the Party in accordance with the provisions of this section.

     6.   Rights of Parties After Termination
     6.1 Neither Party shall be relieved of any obligation or liability under this Option Agreement arising from any act or omission committed prior to the effective date of such termination.

     7.   Entire Agreement and Modification
     7.1 This Option Agreement contains the entire understanding of the Parties relating to the matters referred to herein, supersedes any prior written or oral understanding or agreements between the Parties respecting such matters, and may only be amended by a written instrument, duly executed on behalf of the Parties.

     8.   Law
     8.1 This Option Agreement shall be construed according to the laws of the State of Tennessee and the United States of America.

          IN WITNESS WHEREOF, the Parties hereto have caused this Option Agreement to be duly executed in their respective names by their duly authorized representatives.

"UT-Battelle"
UT-Battelle, LLC

By:/s/J A Zollar for
Name: Janis E. Haerer
Title: Director, Technology Transfer and Economic Development
Date: 12/27/2001


"Optionee"
Oak Ridge Micro-Energy, Inc.
By:/s/John B. Bates
Name:John B. Bates
title: President
Date: 12/28/01

                  EXHIBIT A. PROPRIETARY RIGHTS

1) U.S. Patent 5,338,625; Issued August 16, 1994 (ID 0957.0) "Thin Film Battery and Method for Making Same" Inventors: John B. Bates, Nancy J. Dudney, Greg R. Gruzalski, and Christopher F. Luck
2) U. S. Patent 5,567,210; Issued October 22, 1996 (ID 0957.2) "Method for Making an Electrochemical Cell" Inventors: John B. Bates, Nancy J. Dudney
3)   U. S. Patent 5,597,660; Issued January 28, 1997 (ID 0957.3) "An
     Electrolyte for an Electrochemical Cell" Inventors: John B. Bates, Nancy J. Dudney
4) U. S. Patent 4,412,147; Issued April 30, 1996 (ID 0957.4) "Method for Making an Electrolyte for an Electrochemical Cell" Inventors: John B. Bates, Nancy J. Dudney
5) U.S. Patent 5,455,126, Issued October 3, 1995 (ID 0957.7) "An Electro-Optical Device Including A Nitrogen Containing Electrolyte" Inventors:
     John B. Bates, Nancy J. Dudney, Greg R. Gruzalski, and Christopher F.
     Luck
6) U.S. Patent 5,314,765; Issued May 24, 1994 (ID 1274) "Protective Lithium Ion Conducting Ceramic Coating for Lithium Metal Anodes and Associated Method" Inventor: John B. Bates
7) U.S. Patent 5,561,004; Issued October 1, 1996 (ID 1284) "Packaging Material for Thin Film Lithium Batteries" Inventors: John B. Bates, Nancy J. Dudney, Kim A. Weatherspoon
8) U.S. Patent 5,569,520; Issued October 29, 1996 (ID 1365.1) "Rechargeable Lithium Battery for Use in Applications Requiring a Low to High Power Output" Inventor: John B. Bates
9) U.S. Patent 5,612,152; Issued March 18, 1997 (ID 1365.2) "Rechargeable Lithium Battery for Use in Applications Requiring a Low to High Power Output" Inventor: John B. Bates
10) U.S. Patent 5,445,906; Issued August 29, 1996 (ID6057.5) "Method and System for Constructing a Rechargeable Battery and Battery Structures Formed with the Method" Inventors: David O. Hobson, William B. Snyder Jr.
11) U. S. Patent 6,218,049B1; Issued April 17, 2001 (ID 6057.5) "Cathode for an Electrochemical Cell" Inventors: John B. Bates, Nancy J. Dudney, Greg R. Gruzalski, and Christopher F. Luck
12) U.S. Patent 5,705,293; Issued January 6, 1998 (ID 1596) "Solid State Thin Film Battery Having a High Temperature Lithium Alloy Anode"
     Inventors:  David O. Hobson
13) U.S. Patent 5,654,084; Issued August 5, 1997 (ESID 1329-Y) "Protective Coatings for Sensitive Materials" Inventor: Charles M. Egert
14)  U.S. Patent 6,242,132B1; Issued June 5, 2001 (ID 0343.1) "Silicon-Tin
     Oxynitode Glassy Composition and Use as Anode for Lithium Ion Battery"
     Inventors: Bernd J. Neudecker, John B. Bates
15) U.S. Patent 6,168,884B1; Issued January 2, 2001 (ID 0661.0) "Battery with an In-Situ Activation Plated Lithium Anode" Inventors: Bernd J. Neudecker, Nancy J. Dudney, John B. Bates
16) U.S. Patent Application Serial No. 09/396,997, filed at the USPTO on September 15, 1999 (ID 0526.0) "Fabrication of Highly Textured LiCoO2 Films by Rapid Thermal Annealing" Inventor: John B. Bates
17) U.S. Patent Application Serial No. 09/818,465, filed at the USPTO on March 27, 2001 (ID 0526.2) "Fabrication of Highly Textured LiCoO2 Films by Rapid Thermal Annealing" Inventor: John B. Bates
18) U.S. Patent Application Serial No. 09/818,490, filed at the USPTO on March 27, 2001 (ID 0526.3) Fabrication of Highly Textured LiCoO2 Films by Rapid Thermal Annealing" Inventor: John B. Bates


                                        Initials
                                        UT-Battelle /s/JEH by JAZ
                                        Date: 12/27/2001
                                        Optionee: JBB
                                        Date: 12/28/01